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                                                                  EXHIBIT 10.2.1

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.

                              PEOPLESUPPORT, INC.
                           1998 STOCK INCENTIVE PLAN

                        INCENTIVE STOCK OPTION AGREEMENT
             (Monthly Vesting Over Four Years with One-Year Cliff)

INCENTIVE STOCK OPTION   This Option is intended to be an incentive stock option
                         under section 422 of the Internal Revenue Code and will be interpreted accordingly.

VESTING Your right to exercise this Option shall commence twelve months after the Vesting Start Date, as shown on the cover sheet, and shall vest on a monthly basis thereafter until fully vested on the fourth anniversary of the Vesting Start Date, provided your employment with the Company and its Subsidiaries has not been terminated prior thereto. The number of Shares which may be purchased under this Option by you at the Exercise Price shall be equal to the difference between
                         (i) the product (rounded to the nearest integer) of the number of full months of your continuous status as an Employee of the Company (including all days of any approved leaves of absence) from the Vesting Start Date times the number of Shares covered by this Option times 0.0208333, minus (ii) the number of Shares purchased pursuant to this Option prior to such exercise. The resulting number of Shares will be rounded to the nearest whole number. No additional Shares will vest after your employment by the Company and its Subsidiaries has terminated for any reason.

TERM Your Option will expire no later than the close of business at Company headquarters on the day before the tenth anniversary (fifth anniversary for a 10% owner) of the Date of Grant, as shown on the cover sheet. (It will expire earlier if your employment by the Company and its Subsidiaries terminates, as described below.)

REGULAR TERMINATION      If your employment with the Company and its
                         Subsidiaries terminates for any reason except Cause, death or Disability, your Option will expire at the close of business at Company headquarters on the 30th day after your termination date.

CAUSE If your employment with the Company and its Subsidiaries is terminated for Cause, your Option shall immediately expire.

                         "Cause" means: (1) conviction of a felony involving moral turpitude; (2) commission of any act of criminal fraud, misappropriation of funds or embezzlement in connection with your employment by the Company or a Subsidiary; or (3) material breach of any provision of any employment agreement between you and the Company or a Subsidiary.

DEATH If your employment with the Company and its Subsidiaries terminates because of your death, your Option will expire at the close of business at Company headquarters on the date six months after the date of death. During that six-month period, your estate or heirs may exercise the vested portion of your Option.

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DISABILITY          If your employment with the Company and its Subsidiaries
                    terminates because of your Disability, your Option will expire at the close of business at Company headquarters on the date six months after your termination date. (However, if your Disability is not expected to result in death or last for a continuous period of at least 12 months, your Option will be eligible for ISO tax treatment only if it is exercised within three months following the termination of your employment with the Company and its Subsidiaries.)

                    "Disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

LEAVES OF ABSENCE   For purposes of this Option, your employment does not
                    terminate when you go on a bona fide leave of absence that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law.
                    The Company determines which leaves count for this purpose, and when your employment terminates for all purposes under the Plan.

NOTICE OF EXERCISE  When you wish to exercise this Option, you must notify the
                    Company by filing the proper "Notice of Exercise" form at the address given on the form. Your Notice must specify how many Shares you wish to purchase. Your Notice must also specify how your Shares should be registered (for example, in your name only or in your and your spouse's names as community property or as joint tenants with right of survivorship). The Notice will be effective when it is received by the Company. If someone else wants to exercise this Option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

FORM OF PAYMENT     When you submit your Notice of Exercise, you must include
                    payment of the Exercise Price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms:

                    -   Your personal check, a cashier's check or a money order.

                    - Shares which have already been owned by you for more than twelve months and which are surrendered to the Company. The value of the Shares, determined as of the effective date of the option exercise, will be applied to the Exercise Price.

                    - To the extent that a public market for the Shares exists as determined by the Company, by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

WITHHOLDING TAXES   You agree to make any arrangements required by the Company to pay any withholding or other taxes that may be due as a result of the Option exercise or the sale of Shares acquired upon exercise of this Option.



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RESTRICTIONS ON EXERCISE      By signing this Agreement, you agree not to
AND RESALE                    exercise this Option or sell any Shares acquired
                              upon exercise of this Option at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise or sale. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Company's initial public offering, you shall not exercise this Option nor sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any shares without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters. In order to enforce the provisions of this paragraph, the Company may impose stop-transfer instructions with respect to the shares until the end of the applicable stand-off period. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this Option shall be exercisable.

                              If the sale of Shares under the Plan is not registered under the Securities Act of 1933, but an exemption is available which requires an investment or other representation, you shall represent and agree at the time of exercise that the Shares being acquired upon exercise of this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

THE COMPANY'S RIGHT OF        In the event that you propose to sell, pledge or
FIRST REFUSAL                 otherwise transfer to a third party any Shares
                              acquired under this Agreement, or any interest in such Shares, the Company shall have the "Right of First Refusal" with respect to all (and not less than all) of such Shares. If you desire to transfer Shares acquired under this Agreement, you must give a written "Transfer Notice" to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee. The
                              Transfer Notice shall be signed both by you and by the proposed transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms described in the Transfer Notice
                              (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a Notice of Exercise of the Right of First Refusal within 30 days after the date when the Transfer
                              Notice was received by the Company. The Company's rights under this Subsection shall be freely assignable, in whole or in part.

                              If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, you may, not later than 90 days following receipt of the transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than lawful money paid at the time of transfer, the Company shall have the option of paying for the Shares with lawful money equal to the present value of the consideration described in the Transfer Notice.

                              The Company's Right of First Refusal shall inure to the benefit of its successors and assigns and shall be binding upon any transferee of the Shares.

                              The Company's Right of First Refusal shall terminate in the event that Stock is

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                      listed or traded on an established stock exchange.

TRANSFER OF OPTION    Prior to your death, only you may exercise this Option.
                      You cannot transfer or assign this Option. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may, however, dispose of this Option in your will.

                      Regardless of any marital property settlement agreement, the Company is not obligated to honor a Notice of Exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your Option in any other way.

RETENTION RIGHTS      This Agreement does not give you the right to be retained
                      by the Company (or any Subsidiaries) in any capacity. The
                      Company (or Subsidiary) reserves the right to terminate your employment at any time and for any reason.

SHAREHOLDER RIGHTS    You, or your estate or heirs, have no rights as a
                      shareholder of the Company until a certificate for the Shares acquired upon exercise of this Option has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

ADJUSTMENTS           In the event of a stock split, a stock dividend, a
                      subdivision of the outstanding stock, a combination or consolidation of an the outstanding stock into a lesser number of shares, a recapitalization, reclassification or a similar change in the Company Stock, the number of Shares covered by this Option and the Exercise Price per share may be adjusted pursuant to the Plan. Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

LEGENDS All certificates representing the Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon the following legends:

                         THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, INCLUDING RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES, SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE.

                         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.

APPLICABLE LAW        This Agreement will be interpreted and enforced under the
                      laws of the State of California (without regard to their choice of law provisions).

THE PLAN AND OTHER    The text of the Plan is incorporated in this Agreement by
AGREEMENTS            reference. Certain capitalized terms used in this
                      Agreement are defined in the Plan.

                      This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.


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By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan.

























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                       NOTICE OF EXERCISE OF STOCK OPTION


PeopleSupport, Inc.
Attn: Chief Financial Officer


     Re: Exercise of Stock Option to Purchase Shares of Company Stock

Ladies and Gentlemen:

     Pursuant to the Stock Option Agreement dated ___________________ (the "Stock Option Agreement"), between PeopleSupport, Inc., a Delaware corporation (the "Company"), and the undersigned, I hereby elect to purchase ___________ shares of the common stock of the Company (the "Shares"), at the price of $________ per Share. My check in the amount of $_____________ is enclosed.

     The undersigned understands there may be tax consequences as a result of the purchase or disposition of the Shares. The undersigned represents that he/she has received and reviewed the Plan's federal income tax information and consulted with any tax consultants he/she deems advisable in connection with the purchase or disposition of the Shares and the undersigned is not relying on the Company for any tax advice.

     The undersigned acknowledges that he/she has received, read and understood the Stock Option Agreement and agrees to abide by and be bound by their terms and conditions. The undersigned represents that the Shares are being acquired solely for its own account and not as a nominee for any other party, or for investment, and that the undersigned purchaser will not offer, sell or otherwise dispose of any such Shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.


Dated: _______________


                                        __________________________________
                                                   (Signature)


                                        __________________________________
                                                (Please Print Name)


                                        Social Security No. ______________

                                        __________________________________


                                        __________________________________

                                        __________________________________
                                        (Full Address)




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